Exhibit 10.6

Amendment No. 3 to the CIGNA Long-Term Incentive Plan (Amended and Restated Effective as of April 28, 2010)

Under Article 14 of the Cigna Long-Term Incentive Plan (Amended and Restated Effective as of April 28, 2010) (the “Plan”), the Plan is amended, effective on April 24, 2013, as follows:

1. Section 11.1(b) of Article 11 of the Plan is amended to read:

11.1 Maximum Number Authorized.

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(b)                             Effective as of April 24, 2013, the number of shares of Common Stock authorized to be issued pursuant to Options, SARs, rights, grants or other awards made under this Plan from and after that date shall be 12,414,425 shares plus the number of:

(1)                              shares reserved for issuance upon exercise of Options granted under Prior Plans, to the extent the Options are outstanding on March 7, 2013, and subsequently expire or are canceled or surrendered;

(2)                              shares reserved for issuance under Article 9 upon vesting of restricted stock units granted under Qualifying Plans, or upon payment of Strategic Performance Shares under Section 10.1, to the extent the restricted stock units or Strategic Performance Shares are outstanding on March 7, 2013, and subsequently expire or are canceled or surrendered or the number of shares of Common Stock issued upon vesting of the Strategic Performance Shares is subsequently less than the maximum number of shares of Common Stock reserved; and

(3)                              shares of Restricted Stock granted under Prior Plans, to the extent the applicable Restricted Period has not expired as of March 7, 2013, and the Restricted Stock is subsequently forfeited under Section 7.5 or is otherwise surrendered to the Company before the Restricted Period expires.

For purposes of this Section 11.1, Prior Plans shall include the Cigna Long-Term Incentive Plan as restated effective January 1, 2000, as further amended and restated through April 28, 2010 and as amended April 27, 2011.

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2. The first sentence of Section 11.3(a) of Article 11 of the Plan is amended to read:

11.3 Share Counting.

(a)                              Effective as of April 24, 2013, and subject to the other provisions of Section 11.3, the following rules shall apply in determining whether shares of Common Stock remain available for issuance under Section 11.1(a) of the Plan.

3. Section 11.3(a)(4) of Article 11 of the Plan is amended to read:

(4)                             The “Applicable Limit” is 5,499,842 shares plus any shares described in Section 11.1(b)(2) and (3).

4. Section 11.3(b) of Article 11 of the Plan is amended to read:

(b)                             The following shall not reduce the number of authorized shares of Common Stock available for issuance under this Plan:

(1)                             Common Stock reserved for issuance upon exercise or settlement, as applicable, of awards granted under the Plan, to the extent the awards expire or are canceled or surrendered;

(2)                             Restricted Stock granted under the Plan, to the extent such Restricted Stock is forfeited under Section 7.5 or is otherwise surrendered to the Company before the Restricted Period expires;

(3)                             Common Stock reserved, upon the grant of restricted stock units under any Qualifying Plans, for issuance under Article 9 when such restricted stock units vest, to the extent the restricted stock units are forfeited, canceled or surrendered;

(4)                             Common Stock reserved for issuance under Section 10.1 upon vesting of Strategic Performance Shares, to the extent that the Strategic Performance Shares are forfeited, canceled or surrendered or the number of shares of Common Stock issued upon vesting of the Strategic Performance Shares is less than the maximum number of shares of Common Stock reserved; and

(5)                             Awards, to the extent the payment is actually made in cash.

Cigna Corporation causes this Amendment No. 3 to be executed on April 24, 2013 by its duly authorized officer.

Attest:	CIGNA CORPORATION

/s/ Danthu Thi Phan	/s/ John M. Murabito
Danthu Thi Phan	John M. Murabito
Corporate Secretary	Executive Vice President